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                                                                    Exhibit 24.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the incorporation by reference in this Form S-8 Registration Statement of Sierra Bancorp of our report dated February 22, 2001, included in the Form S-4 Registration Statement of Sierra Bancorp (Number 333-53178).

                           /s/ McGladrey & Pullen, LLP

Pasadena, California
December 4, 2001